UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21634
                                  ----------------------------------------------

                                      Access One Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

       7501 Wisconsin Avenue, Suite 1000        Bethesda, MD              20814
--------------------------------------------------------------------------------
                    (Address of principal executive offices)          (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (240) 497-6400
                                                   -----------------------------

Date of fiscal year end:       October 31
                        -----------------------------------

Date of reporting period:      October 31, 2006
                         --------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                ACCESS ONE TRUST
                                                Access Flex High Yield Fund
                                                Access Flex Bear High Yield Fund

ANNUAL REPORT
October 31, 2006

TABLE OF CONTENTS

 i     MESSAGE FROM THE CHAIRMAN

ii     MANAGEMENT DISCUSSION OF FUND PERFORMANCE

iv     ALLOCATION OF PORTFOLIO HOLDINGS & COMPOSITION

 v     EXPENSE EXAMPLES

 SCHEDULE OF PORTFOLIO INVESTMENTS

       1     Access Flex High Yield Fund

       2     Access Flex Bear High Yield Fund

 3     STATEMENTS OF ASSETS AND LIABILITIES

 4     STATEMENTS OF OPERATIONS

 5     STATEMENTS OF CHANGES IN NET ASSETS

 6     FINANCIAL HIGHLIGHTS

 9     NOTES TO FINANCIAL STATEMENTS

15    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16    BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

17    TRUSTEES AND OFFICERS

MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

I am pleased to present the Annual Report to shareholders of the Access Funds for the fiscal year ended October 31, 2006.

THEMES IN HIGH-YIELD

The high-yield asset class has been one of the strongest performing fixed-income asset classes in 2006 to date. In the 12 months ended October 31, 2006, the Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 9.74%. Whereas, during the same time period the total returns for the five and 10-year U.S. Treasury Notes were 3.68% and 4.07%, respectively.

High-yield fundamentals remained positive during the period. The leading driver of market fundamentals was the abundant liquidity enjoyed by leveraged companies. In addition, the U.S. economy was supportive of high-yield investments. Corporate earnings were strong and margins remained high, which helped sustain generous levels of free cash flow for many leveraged issuers.

Finally, defaults are at their lowest rate since 1997, according to JP Morgan. The capital market's liquidity and supportive economic conditions are the drivers of this low default rate.

ACCESS FUNDS

Whether you believe market fundamentals will remain in favor of high-yield investments or believe that market conditions will change, Access Funds offer you the opportunity to adjust your portfolio as you see fit.

[PHOTO OF MICHAEL L. SAPIR]

MICHAEL L. SAPIR - Chairman

The Access Flex High Yield Fund was designed to provide exposure to the highyield market, while the Access Flex Bear High Yield Fund was designed to provide inverse (opposite) exposure to the highyield market. Therefore, both Access Funds permit you to adjust your fund holdings when your outlook changes, without the commonly imposed exchange restrictions and redemption fees. Keep in mind, though, that active investment strategies can reduce portfolio performance.

As always, we deeply appreciate your investment in the Access Funds and the confidence you have placed in us.

Sincerely,

/s/ Michael L. Sapir

MICHAEL L. SAPIR
CHAIRMAN

Investing in a high-yield fund involves certain risks including high yield, credit default swap, interest rate, credit, liquidity, aggressive investment technique, counterparty, foreign investment, issuer, management, market, non-diversification, repurchase agreement, turnover, short sale, valuation and lack of operation history risks. Please see the prospectus for a more complete description of these risks.

                           ACCESS FLEX HIGH YIELD FUND

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, better than expected corporate earnings and continued growth of the U.S. economy helped the performance of the High Yield sector, despite continued interest rate hikes by the Federal Reserve Board. For the fiscal year ended October 31, 2006, the total return on the fund's Investor Class shares(1) was 10.30%. The Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 9.74% during the same time period.

High yield returns generally compared favorably with the returns for less risky, lower yielding U.S. Treasury debt. From October 31, 2005 through October 31, 2006, the total return for the 5-year U.S. Treasury Note was 3.68%, while the 10-year U.S. Treasury Note returned 4.07%.

However, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 16.34% from October 31, 2005 through October 31, 2006.

Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

(1) This fund also offers Class A and Service Class shares, which have different charges and expense levels that will affect performance.

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT*
--------------------------------------------------------------------------------

                                      [CHART OF VALUE OF A $10,000 INVESTMENT]

             ACCESS FLEX HIGH YIELD       BEAR STEARNS HIGH       ACCESS FLEX HIGH YIELD        ACCESS FLEX HIGH
              FUND - INVESTOR CLASS     YIELD COMPOSITE INDEX      FUND - SERVICE CLASS      YIELD FUND - CLASS A**
12/17/04             $10,000                   $10,000                   $10,000                     $9,524
12/31/04               9,983                    10,038                     9,980                      9,508
03/31/05               9,626                     9,895                     9,593                      9,156
06/30/05              10,005                    10,107                     9,934                      9,499
09/30/05              10,085                    10,183                     9,979                      9,560
12/31/05              10,375                    10,214                    10,238                      9,827
03/31/06              10,518                    10,503                    10,352                      9,955
06/30/06              10,539                    10,517                    10,343                      9,964
09/30/06              10,947                    10,943                    10,799                     10,426
10/31/06              11,173                    11,101                    11,013                     10,644

                                                    [END CHART]

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 (inception date) to October 31, 2006, assuming the reinvestment of distributions.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN as of 10/31/06
--------------------------------------------------------------------------------

                                                               Inception Date      1 Year      Since Inception
                                                               --------------      ------      ---------------
Access Flex High Yield Fund - Investor Class                     12/17/04          10.30%           6.11%
Access Flex High Yield Fund - Service Class                      12/17/04           9.99%           5.29%
Access Flex High Yield Fund - Class A                              7/3/06***       10.89%****       6.12%****
Access Flex High Yield Fund - Class A (with sales charge)**        7/3/06***        5.62%           3.39%
Bear Stearns High Yield Composite Index                          12/17/04           9.74%           5.75%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RETURNS. RETURN CALCULATIONS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.ACCESSHIGHYIELD.COM.

** Reflects 4.75% maximum sales charge.

*** Class A Shares were not in existence prior to 7/3/06. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charges applicable to the Class A Shares.

**** The total return shown does not correlate to the Investor Class total return due to the timing of income and expenses incurred in relation to fluctuating net assets during the period.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

Access Flex High Yield Fund is subject to the following risks: high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, turnover risk, valuation risk, and lack of operation history risk. In addition, this fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

  The above information is not covered by the Report of Independent Registered
                             Public Accounting Firm.

                        ACCESS FLEX BEAR HIGH YIELD FUND

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the fund does not seek to match the daily returns of a specific benchmark.

For the fiscal year ended October 31, 2006, the total return on the fund's Investor Class shares(1) was -4.94%. The Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 9.74% during the same time period.

High yield returns generally compared favorably with the returns for less risky, lower yielding U.S. Treasury debt. From October 31, 2005 through October 31, 2006, the total return for the 5-year U.S. Treasury Note was 3.68%, while the 10-year U.S. Treasury Note returned 4.07%.

However, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 16.34% from October 31, 2005 through October 31, 2006.

Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

(1) This fund also offers Class A and Service Class shares, which have different charges and expense levels that will affect performance.

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT*
--------------------------------------------------------------------------------

                                      [CHART OF VALUE OF A $10,000 INVESTMENT]

           BEAR STEARNS HIGH YIELD   ACCESS FLEX BEAR HIGH YIELD   ACCESS FLEX BEAR HIGH YIELD   ACCESS FLEX BEAR HIGH
               COMPOSITE INDEX          FUND - INVESTOR CLASS          FUND - SERVICE CLASS      YIELD FUND - CLASS A**
04/27/05           $10,000                     $10,000                       $10,000                     $9,524
06/30/05            10,301                       9,670                         9,647                      9,200
09/30/05            10,378                       9,607                         9,557                      9,133
12/31/05            10,410                       9,403                         9,330                      8,918
03/31/06            10,705                       9,357                         9,260                      8,867
06/30/06            10,718                       9,440                         9,320                      8,943
09/30/06            11,153                       9,233                         9,093                      8,740
10/31/06            11,313                       9,110                         8,960                      8,620

                                                      [END CHART]

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 (inception date) to October 31, 2006, assuming the reinvestment of distributions.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN as of 10/31/06
--------------------------------------------------------------------------------

                                                                 Inception Date      1 Year      Since Inception
                                                                 --------------      ------      ---------------
Access Flex Bear High Yield Fund - Investor Class                  4/27/05           (4.94)%          (5.98)%
Access Flex Bear High Yield Fund - Service Class                   4/27/05           (5.92)%          (7.00)%
Access Flex Bear High Yield Fund - Class A                          9/8/05***        (5.33)%          (6.38)%
Access Flex Bear High Yield Fund - Class A (with sales charge)**    9/8/05***        (9.81)%          (9.35)%
Bear Stearns High Yield Composite Index                            4/27/05            9.74%            8.52%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RETURNS. RETURN CALCULATIONS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.ACCESSHIGHYIELD.COM.

** Reflects 4.75% maximum sales charge.

*** Class A Shares were not in existence prior to 9/8/05. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charges applicable to the Class A Shares.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

Access Flex Bear High Yield Fund is subject to the following risks: high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, short sale risk, valuation risk, and lack of operation history risk. In addition, this fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

  The above information is not covered by the Report of Independent Registered
                             Public Accounting Firm.

           ALLOCATION OF PORTFOLIO HOLDINGS & COMPOSITION (UNAUDITED)
                                OCTOBER 31, 2006

ACCESS FLEX HIGH YIELD FUND

INVESTMENT OBJECTIVE: The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

        HIGH YIELD MARKET EXPOSURE

INVESTMENT TYPE          % OF NET ASSETS
---------------          ---------------
Swap Agreements               100%
----------------------------------------
Total Exposure                100%
----------------------------------------

---------
"Market Exposure" excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

                                    HOLDINGS

The Access Flex High Yield Fund primarily invests in non-equity securities, which currently includes; swap agreements, U.S. Government securities and repurchase agreements.

             INDUSTRY EXPOSURE

                        % OF MARKET EXPOSURE
                        --------------------
Consumer Cyclical               23%
Communications                  15%
Industrial                      13%
Consumer Non-Cyclical           13%
Basic Materials                 12%
Energy                           8%
Utilities                        7%
Technology                       5%
Financial                        4%

ACCESS FLEX BEAR HIGH YIELD FUND

INVESTMENT OBJECTIVE: The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity.

        HIGH YIELD MARKET EXPOSURE

INVESTMENT TYPE          % OF NET ASSETS
---------------          ---------------
Swap Agreements               (102)%
----------------------------------------
Total Exposure                (102)%
----------------------------------------

---------
"Market Exposure" excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

HOLDINGS

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which currently includes; swap agreements and repurchase agreements.

             INDUSTRY EXPOSURE

                        % OF MARKET EXPOSURE
                        --------------------
Consumer Cyclical               (23)%
Communications                  (15)%
Industrial                      (13)%
Consumer Non-Cyclical           (13)%
Basic Materials                 (12)%
Energy                           (8)%
Utilities                        (7)%
Technology                       (5)%
Financial                        (4)%

ACCESS ONE TRUST
                          EXPENSE EXAMPLES (UNAUDITED)

As a Fund shareholder, you may incur two types of costs: (1)transaction costs, including wire redemption fees and sales charges as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the HYPOTHETICAL EXPENSE table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at May 1, 2006 and held for the entire period from May 1, 2006 through October 31, 2006.

The ACTUAL EXPENSE table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                         BEGINNING           ENDING         EXPENSES PAID        EXPENSE RATIO
                                                       ACCOUNT VALUE      ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                                           5/1/06           10/31/06      5/1/06 - 10/31/06    5/1/06 - 10/31/06
                                                       -------------      -------------   -----------------    -----------------
ACTUAL EXPENSE
Access Flex High Yield Fund - Investor Class             $1,000.00          $1,043.50           $8.50                1.65%
Access Flex High Yield Fund - Service Class               1,000.00           1,046.00           13.67                2.65%
Access Flex High Yield Fund - Class A**                   1,000.00           1,065.80            6.47                1.92%
Access Flex Bear High Yield Fund - Investor Class         1,000.00             986.60            6.76                1.35%
Access Flex Bear High Yield Fund - Service Class          1,000.00             981.40           11.74                2.35%
Access Flex Bear High Yield Fund - Class A                1,000.00             985.20            8.01                1.60%

-------
* Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
** Information shown reflects values using the expense ratios and rates of return for the period from July 3, 2006 (date of commencement of operations) to October 31, 2006.

The HYPOTHETICAL EXPENSE table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                         BEGINNING           ENDING         EXPENSES PAID        EXPENSE RATIO
                                                       ACCOUNT VALUE      ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                                           5/1/06           10/31/06      5/1/06 - 10/31/06    5/1/06 - 10/31/06
                                                       -------------      -------------   -----------------    -----------------
HYPOTHETICAL EXPENSE
Access Flex High Yield Fund - Investor Class             $1,000.00          $1,016.89           $8.39                1.65%
Access Flex High Yield Fund - Service Class               1,000.00           1,011.85           13.44                2.65%
Access Flex High Yield Fund - Class A**                   1,000.00           1,015.53            9.75                1.92%
Access Flex Bear High Yield Fund - Investor Class         1,000.00           1,018.40            6.87                1.35%
Access Flex Bear High Yield Fund - Service Class          1,000.00           1,013.36           11.93                2.35%
Access Flex Bear High Yield Fund - Class A                1,000.00           1,017.14            8.13                1.60%

-------
* Expenses are equal to the average account value times the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
** Information shown reflects values using the expense ratios for the period from July 3, 2006 (date of commencement of operations) to October 31, 2006 and has been adjusted to reflect values for the period from May 1, 2006 to October 31, 2006.

                       This Page Intentionally Left Blank

ACCESS ONE TRUST                               SCHEDULE OF PORTFOLIO INVESTMENTS
ACCESS FLEX HIGH YIELD FUND                                     OCTOBER 31, 2006

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (73.9%)
--------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                              AMOUNT           VALUE
                                                            ---------       ----------
U.S. Treasury Notes, 4.625%, 10/31/11 ................      $59,820,000     $59,964,877
                                                                            -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $59,787,302) .................................                       59,964,877
                                                                            -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (22.5%)
--------------------------------------------------------------------------------
UBS(+), 5.21%, 11/1/06, dated 10/31/06,
   with a repurchase price of $18,233,638
   (Collateralized by $17,408,000 of various
   U.S. Government Agency Obligations,
   5.25%-7.125%, 12/4/07-7/18/11,
   market value $18,597,209) .........................       18,231,000      18,231,000
                                                                            -----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $18,231,000) ................................                       18,231,000
                                                                            -----------
TOTAL INVESTMENT SECURITIES
   (Cost $78,018,302)--96.4% .........................                       78,195,877
Net other assets (liabilities)--3.6% .................                        2,929,674
                                                                            -----------
NET ASSETS--100.0% ...................................                      $81,125,551
                                                                            ===========

------------
(+) All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP AGREEMENTS
--------------------------------------------------------------------------------

                                                                                                              UNREALIZED
                                                            NOTIONAL     BUY/SELL    FIXED    EXPIRATION     APPRECIATION
UNDERLYING INSTRUMENT                                        AMOUNT     PROTECTION   RATE        DATE       (DEPRECIATION)
---------------------                                      ----------   ----------  -------   ----------    --------------
Dow Jones CDX North American High Yield Swap; Series 7     $42,500,000     Sell      3.25%    12/20/2011       $  776,559
Dow Jones CDX North American High Yield Swap; Series 7      30,200,000     Sell      3.25%    12/20/2011          546,393
Dow Jones CDX North American High Yield Swap; Series 7       7,000,000     Sell      3.25%    12/20/2011          126,059
                                                                                                               ----------
                                                                                                               $1,449,011
                                                                                                               ==========

               See accompanying notes to the financial statements.

ACCESS ONE TRUST                               SCHEDULE OF PORTFOLIO INVESTMENTS
ACCESS FLEX BEAR HIGH YIELD FUND                                OCTOBER 31, 2006

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (102.2%)
--------------------------------------------------------------------------------

                                                            PRINCIPAL
                                                              AMOUNT           VALUE
                                                            ---------       ----------
UBS(+), 5.21%, 11/1/06, dated 10/31/06,
   with a repurchase price of $101,834,736
   (Collateralized by $100,377,000 of
   various U.S. Government Agency
   Obligations, 4.125%-6.00%, 12/4/07-
   7/18/11, market value $103,859,398) ...............      $101,820,000    $101,820,000
                                                                            ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $101,820,000) ...............................                       101,820,000
                                                                            ------------
TOTAL INVESTMENT SECURITIES
   (Cost $101,820,000)--102.2% .......................                       101,820,000
Net other assets (liabilities)--(2.2)% ...............                        (2,226,701)
                                                                            ------------
NET ASSETS--100.0% ...................................                      $ 99,593,299
                                                                            ============

------------
(+) All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP AGREEMENTS
--------------------------------------------------------------------------------

                                                          NOTIONAL             UNREALIZED
                                                           AMOUNT             APPRECIATION
                                                          AT VALUE           (DEPRECIATION)
                                                          --------           --------------
Total Return Swap Agreement based
   on the 5-year U.S. Treasury Note (4.625%
   due 10/31/11) expiring 10/31/11 ..................  $(76,284,305)          $(228,146)

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP AGREEMENTS
--------------------------------------------------------------------------------

                                                                                                                  UNREALIZED
                                                              NOTIONAL      BUY/SELL     FIXED    EXPIRATION     APPRECIATION
UNDERLYING INSTRUMENT                                          AMOUNT      PROTECTION    RATE        DATE       (DEPRECIATION)
---------------------                                      -------------   ----------   -------   ----------    --------------
Dow Jones CDX North American High Yield Swap; Series 7     $(61,200,000)      Buy        3.25%    12/20/2011     $(1,125,006)
Dow Jones CDX North American High Yield Swap; Series 7       (7,900,000)      Buy        3.25%    12/20/2011        (145,221)
Dow Jones CDX North American High Yield Swap; Series 7      (30,800,000)      Buy        3.25%    12/20/2011        (566,179)
                                                                                                                 -----------
                                                                                                                 $(1,836,406)
                                                                                                                 ===========

               See accompanying notes to the financial statements.

ACCESS ONE TRUST
OCTOBER 31, 2006

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                 ACCESS FLEX          ACCESS FLEX
                                                                                  HIGH YIELD        BEAR HIGH YIELD
                                                                                     FUND                 FUND
                                                                                 -----------        ---------------
ASSETS:
   Securities, at cost ...................................................        $59,787,302          $         --
                                                                                  -----------          ------------
   Securities, at value ..................................................         59,964,877                    --
   Repurchase agreements, at cost ........................................         18,231,000           101,820,000
                                                                                  -----------          ------------
      Total Investment Securities ........................................         78,195,877           101,820,000
   Cash ..................................................................                898                   625
   Interest receivable ...................................................              4,100                14,736
   Receivable for investments sold .......................................             16,069                    --
   Receivable for capital shares issued ..................................          2,060,562               136,767
   Unrealized appreciation on credit default swap agreements
     (premiums paid $88,137;$0, respectively) ............................          1,449,011                    --
   Prepaid expenses ......................................................             33,307                24,370
                                                                                  -----------          ------------
      TOTAL ASSETS .......................................................         81,759,824           101,996,498
                                                                                  -----------          ------------
LIABILITIES:
   Payable for investments purchased .....................................             30,000                    --
   Payable for capital shares redeemed ...................................            238,801                96,321
   Unrealized depreciation on total return swap agreements ...............                 --               228,146
   Unrealized depreciation on credit default swap agreements .............                 --             1,836,406
   Advisory fees payable .................................................            214,175                67,956
   Management services fees payable ......................................             42,835                13,591
   Administration fees payable ...........................................              1,975                 2,687
   Distribution and service fees payable-Service Class ...................              8,658                 9,835
   Distribution and service fees payable-Class A .........................              1,002                    40
   Trustee fees payable ..................................................                  7                     9
   Transfer agency fees payable ..........................................              9,839                10,968
   Fund accounting fees payable ..........................................              2,884                 3,925
   Compliance services fees payable ......................................                440                 1,241
   Service fees payable ..................................................              1,175                 1,599
   Other accrued expenses ................................................             82,482               130,475
                                                                                  -----------          ------------
      TOTAL LIABILITIES ..................................................            634,273             2,403,199
                                                                                  -----------          ------------
NET ASSETS ...............................................................        $81,125,551          $ 99,593,299
                                                                                  ===========          ============
NET ASSETS CONSIST OF:
   Capital ...............................................................        $84,233,924          $108,210,782
   Accumulated net investment income (loss) ..............................         (1,360,874)            1,836,405
   Accumulated net realized gains (losses) on investments ................         (3,285,948)           (8,389,336)
   Net unrealized appreciation (depreciation) on investments .............          1,538,449            (2,064,552)
                                                                                  -----------          ------------
NET ASSETS ...............................................................        $81,125,551          $ 99,593,299
                                                                                  ===========          ============
INVESTOR CLASS:
   Net Assets ...............................................                     $66,786,919          $ 87,950,078
   Shares of Beneficial Interest Outstanding (unlimited number
     of shares authorized, no par value) .................................          2,329,992             3,218,553
   Net Asset Value (offering and redemption price per share) .............        $     28.66          $      27.33
                                                                                  ===========          ============
SERVICE CLASS:
   Net Assets ............................................................        $ 9,363,043          $ 11,458,219
   Shares of Beneficial Interest Outstanding (unlimited number
     of shares authorized, no par value) .................................            326,016               426,210
   Net Asset Value (offering and redemption price per share) .............        $     28.72          $      26.88
                                                                                  ===========          ============
CLASS A:
   Net Assets .............................................                       $ 4,975,589          $    185,002
   Shares of Beneficial Interest Outstanding (unlimited number
     of shares authorized, no par value) .................................            172,174                 6,801
   Net Asset Value (redemption price per share)(a) .......................        $     28.90          $      27.20
                                                                                  -----------          ------------
   Maximum Sales Charge ..................................................               4.75%                 4.75%
                                                                                  ===========          ============
   Maximum offering price per share (100%/(100%--Maximum Sales Charge) of
   Net Asset Value Adjusted to the nearest cent per share) ...............        $     30.34          $      28.56
                                                                                  ===========          ============

               See accompanying notes to the financial statements.

ACCESS ONE TRUST
FOR THE YEAR ENDED OCTOBER 31, 2006

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                 ACCESS FLEX           ACCESS FLEX
                                                                                  HIGH YIELD         BEAR HIGH YIELD
                                                                                     FUND                  FUND
                                                                                -------------        ---------------
INVESTMENT INCOME:
   Interest ...........................................................           $ 4,013,807          $  5,380,203
                                                                                  -----------          ------------
EXPENSES:
   Advisory fees ......................................................               665,288               850,373
   Management services fees ...........................................               133,058               170,076
   Administration fees ................................................                34,399                43,820
   Distribution and service fees--Service Class .......................                73,543               103,336
   Distribution and service fees--Class A .............................                 3,311                   153
   Legal fees .........................................................                74,409               103,964
   Transfer agency fees ...............................................               136,135               103,049
   Administrative services fees .......................................               100,333               246,142
   Registration and filing fees .......................................                44,203                53,483
   Custody fees .......................................................                22,254                23,611
   Fund accounting fees ...............................................                37,407                50,663
   Trustee fees .......................................................                 6,779                 6,127
   Compliance services fees ...........................................                 2,592                 4,156
   Service fees .......................................................                14,997                18,132
   Other fees .........................................................                59,383               105,680
   Recoupment of prior expenses reimbursed by the Advisor .............               197,149                    --
                                                                                  -----------          ------------
      TOTAL EXPENSES ..................................................             1,605,240             1,882,765
                                                                                  -----------          ------------
NET INVESTMENT INCOME (LOSS) ..........................................             2,408,567             3,497,438
                                                                                  -----------          ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on investment securities ...............            (2,084,549)                   --
   Net realized gains (losses) on swap agreements .....................             5,081,225           (10,100,419)
   Change in net unrealized appreciation/depreciation on investments ..             1,603,919            (1,465,390)
                                                                                  -----------          ------------
      NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS .......             4,600,595           (11,565,809)
                                                                                  -----------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........................           $ 7,009,162          $ (8,068,371)
                                                                                  ===========          ============

               See accompanying notes to the financial statements.

ACCESS ONE TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     ACCESS FLEX HIGH YIELD FUND              ACCESS FLEX BEAR HIGH YIELD FUND
                                              ------------------------------------------ -----------------------------------------
                                                   FOR THE          FOR THE PERIOD            FOR THE          FOR THE PERIOD
                                                 YEAR ENDED    DECEMBER 17, 2004(a),(b)     YEAR ENDED        APRIL 27, 2005(a)
                                              OCTOBER 31, 2006 THROUGH OCTOBER 31, 2005  OCTOBER 31, 2006 THROUGH OCTOBER 31, 2005
                                              ---------------- ------------------------  ---------------- ------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss) .............  $   2,408,567      $     346,461          $   3,497,438      $     550,164
   Net realized gains (losses) on investments      2,996,676         (2,438,352)           (10,100,419)        (3,829,657)
   Change in net unrealized appreciation/
     depreciation on investments ............      1,603,919            (65,470)            (1,465,390)          (599,162)
                                               -------------      -------------          -------------      -------------
   Change in net assets resulting from
     operations                                    7,009,162         (2,157,361)            (8,068,371)        (3,878,655)
                                               -------------      -------------          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Investor Class .........................     (2,021,448)          (311,757)                    --                 --
     Service Class ..........................       (302,453)          (109,287)                    --                 --
     Class A ................................        (84,666)                --                     --                 --
   In excess of net investment income
     Investor Class .........................     (2,370,212)                --                     --                 --
     Service Class ..........................       (354,637)                --                     --                 --
     Class A ................................        (99,275)                --                     --                 --
   Return of capital
     Investor Class .........................        (26,321)                --                     --                 --
     Service Class ..........................         (3,938)                --                     --                 --
     Class A ................................         (1,102)                --                     --                 --
   Net realized gains on investments
     Investor Class .........................     (2,196,286)                --                     --                 --
     Service Class ..........................       (110,153)                --                     --                 --
                                               -------------      -------------          -------------      -------------
   Change in net assets resulting from
     distributions ..........................     (7,570,491)          (421,044)                    --                 --
                                               -------------      -------------          -------------      -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued
     Investor Class .........................    555,072,253        298,270,483            243,264,027        477,395,343
     Service Class ..........................     74,325,692         99,199,514             33,420,784         11,425,918
     Class A ................................      9,472,447                 --                533,369              1,000
   Dividends reinvested
     Investor Class .........................      5,414,021            178,660                     --                 --
     Service Class ..........................        762,517            108,900                     --                 --
     Class A ................................        185,043                 --                     --                 --
   Value of shares redeemed
     Investor Class .........................   (515,427,547)      (275,044,549)          (392,962,828)      (228,696,894)
     Service Class ..........................    (65,716,103)       (97,917,662)           (26,474,361)        (6,023,145)
     Class A ................................     (4,718,384)                --               (342,888)                --
                                               -------------      -------------          -------------      -------------
   Change in net assets resulting from
     capital transactions ...................     59,369,939         24,795,346           (142,561,897)       254,102,222
                                               -------------      -------------          -------------      -------------
   Change in net assets .....................     58,808,610         22,216,941           (150,630,268)       250,223,567
NET ASSETS:
   Beginning of period ......................     22,316,941            100,000            250,223,567                 --
                                               -------------      -------------          -------------      -------------
   End of period ............................  $  81,125,551      $  22,316,941          $  99,593,299      $ 250,223,567
                                               =============      =============          =============      =============
   Accumulated net investment income (loss)    $  (1,360,874)     $     872,172          $   1,836,405      $   1,175,775
                                               =============      =============          =============      =============
SHARE TRANSACTIONS:
   Issued
     Investor Class .........................     18,864,414         10,074,633              8,602,319         16,464,844
     Service Class ..........................      2,560,892          3,376,960              1,184,832            394,779
     Class A ................................        334,093                 --                 18,870                 35
   Reinvested
     Investor Class .........................        187,898              6,119                     --                 --
     Service Class ..........................         26,414              3,740                     --                 --
     Class A ................................          6,486                 --                     --                 --
   Redeemed
     Investor Class .........................    (17,472,256)        (9,330,816)           (13,903,221)        (7,945,389)
     Service Class ..........................     (2,271,320)        (3,370,670)              (944,778)          (208,623)
     Class A ................................       (168,405)                --                (12,104)                --
                                               -------------      -------------          -------------      -------------
   Change in shares .........................      2,068,216            759,966             (5,054,082)         8,705,646
                                               =============      =============          =============      =============

---------
(a) Commencement of operations
(b) There was no significant income earned or expenses incurred from the date of initial capitalization (December 15, 2004) to the date of public offering (December 17, 2004).

               See accompanying notes to the financial statements.

ACCESS ONE TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES
                                                  -------------------------------------
                                                              NET REALIZED
                                                                  AND
                                     NET ASSET       NET       UNREALIZED
                                       VALUE,     INVESTMENT      GAINS      TOTAL FROM
                                     BEGINNING      INCOME    (LOSSES) ON    INVESTMENT
INVESTOR CLASS                       OF PERIOD    (LOSS)(a)    INVESTMENTS   ACTIVITIES
--------------                       ---------    ----------  ------------   ----------
ACCESS FLEX HIGH YIELD FUND
    Year Ended October 31, 2006 ....  $29.37         0.80         2.03          2.83
    December 17, 2004 through
       October 31, 2005(d),(e) .....  $30.00         0.42        (0.06)         0.36
ACCESS FLEX BEAR HIGH YIELD FUND
    Year Ended October 31, 2006 ....  $28.75         0.90        (2.32)        (1.42)
    April 27, 2005 through
       October 31, 2005(d) .........  $30.00         0.24        (1.49)        (1.25)

                                                                 DISTRIBUTIONS TO
                                                                 SHAREHOLDERS FROM
                                      ---------------------------------------------------------------------
                                                     IN EXCESS
                                         NET          OF NET       RETURN     NET REALIZED
                                      INVESTMENT    INVESTMENT       OF        GAINS ON           TOTAL
INVESTOR CLASS                          INCOME        INCOME      CAPITAL     INVESTMENTS     DISTRIBUTIONS
--------------                        ----------    ----------    -------     -----------     -------------
ACCESS FLEX HIGH YIELD FUND
   Year Ended October 31, 2006 ....    (1.41)        (1.64)       (0.02)       (0.47)            (3.54)
   December 17, 2004 through
      October 31, 2005(d),(e) .....    (0.99)           --           --           --             (0.99)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ....       --            --           --           --                --
   April 27, 2005 through
      October 31, 2005(d) .........       --            --           --           --                --

                                                                    RATIOS TO AVERAGE NET ASSETS             SUPPLEMENTAL DATA
                                                                ------------------------------------    ---------------------------
                                     NET ASSET                                               NET
                                       VALUE,                                             INVESTMENT     NET ASSETS,    PORTFOLIO
                                      END OF           TOTAL       GROSS         NET        INCOME         END OF        TURNOVER
INVESTOR CLASS                        PERIOD           RETURN   EXPENSES(b)  EXPENSES(b)  (LOSS)(b)     PERIOD(000'S)    RATE(c)
--------------                       ---------       ---------  -----------  -----------  ----------    -------------   -----------
ACCESS FLEX HIGH YIELD FUND
   Year Ended October 31, 2006 ....   $28.66         10.30%        1.72%        1.72%        2.80%        $ 66,787        1,900%
   December 17, 2004 through
      October 31, 2005(d),(e) .....   $29.37          1.30%(f)     2.86%        1.95%        1.63%        $ 22,023        2,542%(f)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ....   $27.33         (4.94)%       1.57%        1.57%        3.18%        $ 87,950           --
   April 27, 2005 through
      October 31, 2005(d) .........   $28.75         (4.17)%(f)    1.92%        1.92%        1.61%        $244,904           --(f)

-----------
(a) Per share net investment income (loss) has been calculated using the daily average shares method.
(b) Annualized for periods less than one year.
(c) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d) Period from commencement of operations.
(e) There was no significant income earned or expenses incurred from the date of initial capitalization (December 15, 2004) to the date of public offering (December 17, 2004).
(f) Not annualized for periods less than one year.

               See accompanying notes to the financial statements.

ACCESS ONE TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                   -------------------------------------
                                                               NET REALIZED
                                                                   AND
                                     NET ASSET        NET       UNREALIZED
                                       VALUE,      INVESTMENT      GAINS      TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON    INVESTMENT
SERVICE CLASS                        OF PERIOD     (LOSS)(a)    INVESTMENTS   ACTIVITIES
-------------                        ---------     ----------  ------------   ----------
ACCESS FLEX HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $29.27          0.51         2.22           2.73
   December 17, 2004 through
      October 31, 2005(d),(e) ....    $30.00          0.16        (0.14)          0.02
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $28.57          0.62        (2.31)         (1.69)
   April 27, 2005 through
      October 31, 2005(d) ........    $30.00          0.09        (1.52)         (1.43)

                                                                 DISTRIBUTIONS TO
                                                                 SHAREHOLDERS FROM
                                      ---------------------------------------------------------------------
                                                     IN EXCESS
                                         NET          OF NET       RETURN     NET REALIZED
                                      INVESTMENT    INVESTMENT       OF        GAINS ON           TOTAL
SERVICE CLASS                           INCOME        INCOME      CAPITAL     INVESTMENTS     DISTRIBUTIONS
-------------                         ----------    ----------    -------     -----------     -------------
ACCESS FLEX HIGH YIELD FUND
   Year Ended October 31, 2006 ...     (1.28)        (1.51)       (0.02)       (0.47)            (3.28)
   December 17, 2004 through
      October 31, 2005(d),(e) ....     (0.75)           --           --           --             (0.75)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...        --            --           --           --                --
   April 27, 2005 through
      October 31, 2005(d) ........        --            --           --           --                --

                                                                    RATIOS TO AVERAGE NET ASSETS             SUPPLEMENTAL DATA
                                                                ------------------------------------    ---------------------------
                                     NET ASSET                                               NET
                                       VALUE,                                             INVESTMENT     NET ASSETS,     PORTFOLIO
                                      END OF           TOTAL       GROSS         NET        INCOME         END OF         TURNOVER
SERVICE CLASS                         PERIOD           RETURN   EXPENSES(b)  EXPENSES(b)  (LOSS)(b)     PERIOD(000'S)     RATE(c)
-------------                        ---------       ---------  -----------  -----------  ----------    -------------   -----------
ACCESS FLEX HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $28.72          9.99%        2.72%        2.72%        1.80%        $ 9,363         1,900%
   December 17, 2004 through
      October 31, 2005(d),(e) ....    $29.27          0.13%(f)     3.86%        2.95%        0.63%        $   294         2,542%(f)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $26.88         (5.92)%       2.57%        2.57%        2.18%        $11,458            --
   April 27, 2005 through
      October 31, 2005(d) ........    $28.57         (4.77)%(f)    2.92%        2.92%        0.61%        $ 5,318            --(f)

-----------
(a) Per share net investment income (loss) has been calculated using the daily average shares method.
(b) Annualized for periods less than one year.
(c) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d) Period from commencement of operations.
(e) There was no significant income earned or expenses incurred from the date of initial capitalization (December 15, 2004) to the date of public offering (December 17, 2004).
(f) Not annualized for periods less than one year.

               See accompanying notes to the financial statements.

ACCESS ONE TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                   -------------------------------------
                                                               NET REALIZED
                                                                   AND
                                     NET ASSET        NET       UNREALIZED
                                       VALUE,      INVESTMENT      GAINS      TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON    INVESTMENT
CLASS A                              OF PERIOD     (LOSS)(a)    INVESTMENTS   ACTIVITIES
--------------                       ---------     ----------  ------------   ----------
ACCESS FLEX HIGH YIELD FUND
   July 3, 2004 through
      October 31, 2005(d) ........    $28.25          0.77        1.07           1.84
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $28.73          0.83       (2.36)         (1.53)
   September 8, 2005 through
      October 31, 2005(d) ........    $28.71          0.06       (0.04)          0.02

                                                           DISTRIBUTIONS TO
                                                          SHAREHOLDERS FROM
                                      -----------------------------------------------------
                                                     IN EXCESS
                                         NET          OF NET       RETURN
                                      INVESTMENT    INVESTMENT       OF           TOTAL
CLASS A                                 INCOME        INCOME      CAPITAL     DISTRIBUTIONS
--------------                        ----------    ----------    -------     -------------
ACCESS FLEX HIGH YIELD FUND
   July 3, 2004 through
      October 31, 2005(d) ........     (0.55)         (0.62)       (0.02)        (1.19)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...        --             --           --            --
   September 8, 2005 through
      October 31, 2005(d) ........        --             --           --            --

                                                                    RATIOS TO AVERAGE NET ASSETS             SUPPLEMENTAL DATA
                                                                ------------------------------------    ---------------------------
                                                     TOTAL
                                     NET ASSET       RETURN                                  NET
                                       VALUE,       (EXCLUDES                             INVESTMENT     NET ASSETS,    PORTFOLIO
                                      END OF         SALES        GROSS         NET        INCOME         END OF        TURNOVER
CLASS A                               PERIOD         CHARGE)    EXPENSES(b)  EXPENSES(b)  (LOSS)(b)     PERIOD(000'S)    RATE(c)
--------------                       ---------       ---------  -----------  -----------  ----------    -------------   -----------
ACCESS FLEX HIGH YIELD FUND
   July 3, 2004 through
      October 31, 2005(d) ........    $28.90          6.58%(e)     1.97%        1.97%        2.55%        $4,976          1,900%(e)
ACCESS FLEX BEAR HIGH YIELD FUND
   Year Ended October 31, 2006 ...    $27.20         (5.53)%       1.82%        1.82%        2.93%        $  185             --
   September 8, 2005 through
      October 31, 2005(d) ........    $28.73          0.07%        2.19%        2.19%        1.40%        $1,001             --(e)

-----------------
(a) Per share net investment income (loss) has been calculated using the daily average shares method.
(b) Annualized for periods less than one year.
(c) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d) Period from commencement of operations.
(e) Not annualized for periods less than one year.

               See accompanying notes to the financial statements.

ACCESS ONE TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2006

1.   ORGANIZATION

     The Access One Trust (the "Trust") is a Delaware statutory trust organized on July 29, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: Access Flex High Yield Fund and Access Flex Bear High Yield Fund (collectively, the "Funds" and individually a "Fund"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. Each Fund offers three classes of shares: Investor Class, Service Class and Class A.

     Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

     Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's and Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect any risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

     SECURITY VALUATION

     Security prices are generally provided by a third party pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System ("NASDAQ/NMS"), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the "Advisor") deems appropriate in accordance with procedures approved by the Trust's Board of Trustees.

     Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

     Debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust's Board of Trustees.

     When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

     REPURCHASE AGREEMENTS

     Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counter-party to a repurchase agreement with the Funds will be monitored by the Advisor.

ACCESS ONE TRUST

                                OCTOBER 31, 2006

     In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Funds' custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

     SHORT SALES

     The Funds may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

     Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period there were no short sale transactions.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Funds may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of October 31, 2006, the Funds did not hold any when-issued or delayed-delivery securities.

     FUTURES CONTRACTS AND RELATED OPTIONS

     The Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

     Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

     SWAP AGREEMENTS

     The Funds may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund's obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

     Credit default swaps ("CDSs") are bilateral financial contracts that transfer the credit risk of a third party reference entity from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party

ACCESS ONE TRUST

                                OCTOBER 31, 2006

     reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted debt obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new ("on-the run") CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically "roll" all positions to the typically more liquid newer issues.

     CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments income, are recorded as "unrealized appreciation or depreciation on credit default swap agreements". Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

     In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

     In a "long" total return swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount. Payment is made at the conclusion of a total return swap agreement. Total return swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a Fund's custodian. Until a total return swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swap agreements" and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as "realized gains or losses on swap agreements".

     The Access Flex Bear High Yield Fund may enter into total return swap agreements that provide the opposite return of its benchmark index or security ("short" the index or security). Its operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

     Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amounts reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. A Fund will enter into swap agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counter-party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedules of Portfolio Investments of each particular Fund.

     INVESTMENT TRANSACTIONS

     During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

     ALLOCATIONS

     In addition to the two active Funds included in this report, ProFund Advisors LLC serves as the investment advisor for the one active Fund in the Access One Trust not included in this report and each of the 102 active ProFunds in the ProFunds Trust. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis. Expenses which are attributable to the Funds of the Access One and ProFunds Trust are allocated across the Access One and ProFunds Trust based upon relative net assets or another reasonable basis.

ACCESS ONE TRUST

                                OCTOBER 31, 2006

     The investment income and expenses of a Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

     DISTRIBUTIONS TO SHAREHOLDERS

     The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

     The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from ("GAAP"). These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     Each of the Funds intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. The Funds have a tax year end of October 31st.

     NEW ACCOUNTING STANDARDS

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current ("GAAP") from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

     On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.   FEES AND TRANSACTIONS WITH AFFILIATES

     The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective Fund.

     BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds' and Access One Trust's aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the Funds' Compliance Service Program. ProFunds Distributors, Inc. (the "Distributor"), an affiliate of BISYS, serves as the Trust's distributor and principal underwriter and receives no compensation from the Funds for such services, excluding payments received under the Distribution and Service Agreement. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, BISYS Fund Services Ohio, Inc. receives a base fee, account charges and reimbursement of certain expenses. As fund accounting agent for the Funds, BISYS receives an annual fee based on the ProFunds and Access One aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

     The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

ACCESS ONE TRUST

                                OCTOBER 31, 2006

     The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly fee as reflected on the Statements of Operations as "Service fees."

     Under a Distribution and Service Plan (the "Plan"), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisers ("Authorized Firms") and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class shares as reimbursement or compensation for distribution-related activities and/or shareholder services with respect to Service Class shares. Under the Plan, the Trust or the Distributor, may enter into agreements ("Distribution and Service Agreements") with Authorized Firms that purchase Service Class shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Funds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

     Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of each Fund's average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each Fund's average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

     During the year ended October 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $1,764 for expenses incurred under the Plan in aggregate relating to the Trust.

     Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trusts. Each of the two Independent Trustees were compensated $48,000 ($96,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended October 31, 2006. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as "Compliance services fees."

     The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the year ending October 31, 2006 in order to limit the annual operating expenses of the classes as follows:

                                                  INVESTOR         SERVICE
                                                   CLASS            CLASS       CLASS A
                                                  --------         -------      -------
Access Flex High Yield Fund.................        1.95%            2.95%       2.20%
Access Flex Bear High Yield Fund............        1.95%            2.95%       2.20%

     The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed any expense limit for the applicable period. As of October 31, 2006, the recoupments that may potentially be made to the Advisor are as follows:

                                                           EXPIRES 10/31/08
                                                           ----------------
Access Flex High Yield Fund .........................      $         37,733

4.   SECURITIES TRANSACTIONS

     The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended October 31, 2006 were as follows:

                                                       PURCHASES             SALES
                                                     --------------      --------------
Access Flex High Yield Fund ......................   $1,299,488,364      $1,255,073,934

ACCESS ONE TRUST

                                OCTOBER 31, 2006

5.   FEDERAL INCOME TAX INFORMATION

     As of the tax year end of October 31, 2006, the following Access One Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                         EXPIRES 2013        EXPIRES 2014         TOTAL
                                                         ------------        ------------     -------------
Access Flex High Yield Fund................              $  3,269,591        $     16,357     $   3,285,948
Access Flex Bear High Yield Fund...........                 2,713,032           5,676,304         8,389,336

     The tax character of dividends paid to shareholders during the tax year ended October 31, 2006, were as follows:

                                                                                                      TOTAL
                                    ORDINARY    NET LONG-TERM   TOTAL TAXABLE     TAX RETURN      DISTRIBUTIONS
                                     INCOME         GAINS       DISTRIBUTIONS       CAPITAL           PAID
                                   ----------   -------------   -------------    -------------   -------------
Access Flex High Yield Fund.....   $7,539,130   $          --   $   7,539,130    $      31,361   $   7,570,491

     The tax character of dividends paid to shareholders during the tax year ended October 31, 2005, were as follows:

                                                                                                      TOTAL
                                    ORDINARY    NET LONG-TERM   TOTAL TAXABLE    TAX RETURN      DISTRIBUTIONS
                                     INCOME        GAINS        DISTRIBUTIONS      CAPITAL           PAID
                                   ----------   -------------   -------------    -------------   -------------
Access Flex High Yield Fund.....   $  421,044   $          --   $     421,044    $          --   $     421,044

     As of the tax year end of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                                          TOTAL
                                 UNDISTRIBUTED     UNDISTRIBUTED                      ACCUMULATED       UNREALIZED      ACCUMULATED
                                    ORDINARY         LONG-TERM       DISTRIBUTIONS    CAPITAL AND     APPRECIATION       EARNINGS
                                     INCOME        CAPITAL GAINS        PAYABLE       OTHER LOSSES    (DEPRECIATION)     (DEFICIT)
                                 -------------    --------------     -------------    ------------    --------------    -----------
Access Flex High Yield Fund...   $          --    $           --     $          --    $ (3,285,948)   $      177,575    $(3,108,373)
Access Flex Bear
   High Yield Fund............              --                --                --      (8,389,337)         (228,146)    (8,617,483)

     At October 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                      NET
                                                       TAX            TAX           UNREALIZED
                                                    UNREALIZED     UNREALIZED      APPRECIATION
                                      TAX COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                     -----------   ------------   ------------    --------------
Access Flex High Yield Fund........  $78,018,302   $    177,575   $         --    $      177,575
Access Flex Bear High Yield Fund...  101,820,000             --             --                --

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Access One Trust:

We have audited the accompanying statements of assets and liabilities of the Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust ("the Funds"), including the schedules of portfolio investments, as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust as of October 31, 2006 and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP

Columbus, Ohio
December 14, 2006

ACCESS ONE TRUST

          BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
                                OCTOBER 31, 2006

     At a meeting held on September 20, 2006, the Board of Trustees (the "Board"), including the Independent Trustees, unanimously approved the investment advisory agreement (the "Advisory Agreement") with ProFund Advisors LLC (the "Advisor") on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each ProFund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor's Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor's review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor's practices in monitoring each ProFund's compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

     In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including:
     (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

     The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor's development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds' ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor's compliance program. The Board considered, with respect to each Fund, the Advisor's success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor's services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

     The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor's fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor's non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or "fall-out" benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage.

     The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

     The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

ACCESS ONE TRUST

                              TRUSTEES AND OFFICERS
                                   (UNAUDITED)

                                                                                                       NUMBER OF
                                                         TERM OF                                    PORTFOLIOS* IN        OTHER
                                     POSITION(S)       OFFICE AND                                    FUND COMPLEX      DIRECTORSHIP
     NAME, ADDRESS,                   HELD WITH         LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
     AND BIRTH DATE                   THE TRUST        TIME SERVED        DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
--------------------------------     -----------      -------------     -----------------------     ---------------    ------------
INDEPENDENT TRUSTEES
--------------------
Russell S. Reynolds, III             Trustee          Indefinite;       Directorship Search          ProFunds (102)    Directorship
c/o ProFunds                                          October           Group, Inc. (Executive         Access One      Search
7501 Wisconsin Avenue, Suite 1000                     1997 to           Recruitment): President         Trust (3)      Group, Inc.
Bethesda, MD 20814                                    present           (May 2004 to present);
Birth Date: 7/57                                                        Managing Director
                                                                        (March 1993 to April
Michael C. Wachs                     Trustee          Indefinite;       2004). AMC Delancey          ProFunds (102)    AMC
c/o ProFunds                                          October           Group, Inc. (Real Estate       Access One      Delancey
7501 Wisconsin Avenue, Suite 1000                     1997 to           Development): Vice              Trust (3)      Group, Inc.
Bethesda, MD 20814                                    present           President (January 2001
Birth Date: 10/61                                                       to present).

INTERESTED TRUSTEE
------------------
Michael L. Sapir**                   Trustee and      Indefinite;       Chairman and Chief           ProFunds (102)    None
7501 Wisconsin Avenue, Suite 1000    Chairman         April 1997        Executive Officer of the       Access One
Bethesda, MD 20814                                    to present        Advisor (May 1997 to            Trust (3)
Birth Date: 5/58                                                        present).

---------------
 * Represents number of operational portfolios in Fund complex overseen by Trustee.

** Mr. Sapir may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

           NAME, ADDRESS,               POSITION(S) HELD          TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
           AND BIRTH DATE                 WITH TRUST            LENGTH OF TIME SERVED          DURING PAST 5 YEARS
           --------------               ----------------        ---------------------        -----------------------
OFFICERS
--------
Michael L. Sapir                        Chairman                      Indefinite;            Chairman and Chief
7501 Wisconsin Avenue, Suite 1000                                 April 1997 to present      Executive Officer of the
Bethesda, MD 20814                                                                           Advisor (May 1997 to
Birth Date: 5/58                                                                             present).

Louis M. Mayberg                        President                     Indefinite;            President of the Advisor
7501 Wisconsin Avenue, Suite 1000                               February 2003 to present     (May 1997 to present).
Bethesda, MD 20814
Birth Date: 8/62

Steven G. Cravath                       Chief Legal                   Indefinite;            General Counsel of the
7501 Wisconsin Avenue, Suite 1000       Officer and              June 2006 to present        Advisor (June 2006 to
Bethesda, MD 20814                      Secretary                                            present); Partner,
Birth Date: 8/59                                                                             Morrison & Foerster (1992
                                                                                             to June 2006).

Victor M. Frye                          Chief Compliance              Indefinite;            Counsel and Chief
7501 Wisconsin Avenue, Suite 1000       Officer                 September 2004 to present    Compliance Officer of the
Bethesda, MD 20814                                                                           Advisor (October 2002 to
Birth Date: 10/58                                                                            present); Calvert Group,
                                                                                             Ltd.; Counsel, Compliance
                                                                                             Officer and Assistant
                                                                                             Secretary (January 1999 to
                                                                                             October 2002).

ACCESS ONE TRUST

                                   (UNAUDITED)

           NAME, ADDRESS,               POSITION(S) HELD          TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
           AND BIRTH DATE                  WITH TRUST           LENGTH OF TIME SERVED          DURING PAST 5 YEARS
           --------------               ----------------        ---------------------        -----------------------
Stephenie E. Adams                      Assistant Secretary          Indefinite;             Assistant Vice President,
7501 Wisconsin Avenue, Suite 1000                               April 2006 to present        ProFund Advisors LLC
Bethesda, MD 20814                                                                           (December 2002 to present);
Birth Date: 4/69                                                                             Not employed,
                                                                                             November 2002; Vice
                                                                                             President, FBR National
                                                                                             Bank & Trust (May 2000 to
                                                                                             October 2002); Vice
                                                                                             President and Secretary of
                                                                                             FBR Fund for Government
                                                                                             Investors, FBR Fund for
                                                                                             Tax-Free Investors, Inc.,
                                                                                             FBR American Gas Index
                                                                                             Fund, Inc., and The FBR
                                                                                             Rushmore Fund, Inc.
                                                                                             (October 1995 to
                                                                                             October 2002).

Troy A. Sheets                          Treasurer                    Indefinite;             BISYS Fund Services, Vice
3435 Stelzer Road                                               June 2002 to present         President of Financial
Columbus, OH 43219                                                                           Services (April 2002 to
Birth Date: 5/71                                                                             present); KPMG LLP,
                                                                                             Senior Manager
                                                                                             (August 1993 to
                                                                                             March 2002).

     The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

                       This Page Intentionally Left Blank

ACCESS FUNDS

       POST OFFICE MAILING ADDRESS FOR INVESTMENTS
          P.O. Box 182800
          Columbus, OH 43218-2800

       PHONE NUMBERS
          For Individual Investors Only: 1-888-776-3637
          Institutions and Financial Professionals Only: 1-888-776-5717

       WEBSITE ADDRESS
          www.accesshighyield.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.accesshighyield.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust's website at http://www.accesshighyield.com; and (iii) on the Securities and Exchange Commission's "Commission" website at http://www.sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 1-888-776-3637; (ii) on the Access One Trust's website at http://www.accesshighyield.com; and (iii) on the Commission's website at http://www.sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                            [LOGO OF BEAR & BULL](R)
                                  PROFUNDS(R)
                               DISTRIBUTORS, INC.

           Access Funds are distributed by ProFunds Distributors, Inc.

                                                                           10/06

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     2005 $73,232
        2006 $47,028

(b)     2005 $7,500
        2006 $7,500

        The fees for both years relate to the review of the semi-annual report to shareholders.

(c)     2005 $16,772
        2006 $16,400

        The fees for 2005 relate to the preparation of the registrant's tax returns. The fees for 2006 relate to the preparation of the registrant's tax returns for the Funds included in this report under Item 1, as well as the tax fees paid in connection with the final tax returns of the Access High Yield Fund and Access Money Market Fund which closed during 2006.

(d)     2005 $0
        2006 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee ("specific pre-approval") or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee ("general pre-approval"). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)  2005 0%
        2006 0%

(f) Not applicable.

(g)     2005 $24,272
        2006 $23,900

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

        (a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

        (a)(3)  Not applicable.

        (b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Access One Trust
            -------------------------------------------------------------------

By (Signature and Title)* /s/ Troy A. Sheets
                          -----------------------------------------------------
                          Troy A. Sheets, Treasurer and Principal Financial Officer

Date     December 29, 2006
    ---------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg
                          -----------------------------------------------------
                          Louis M. Mayberg, President and Principal Executive Officer

Date     December 29, 2006
    -------------------------------------------------------------------------

By (Signature and Title)* /s/ Troy A. Sheets
                          -----------------------------------------------------
                          Troy A. Sheets, Treasurer and Principal Financial Officer

Date     December 29, 2006
    -------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.